SUPPLEMENT TO SECURITIES PURCHASE AGREEMENT

         SUPPLEMENT TO SECURITIES PURCHASE AGREEMENT (this "SUPPLEMENT"), dated as of May 5, 1997, by and among PALOMAR MEDICAL TECHNOLOGIES, INC., a corporation organized under the laws of the State of Delaware (the "Company"), with headquarters located at 66 Cherry Hill Drive, Beverly, Massachusetts 01915, RGC INTERNATIONAL INVESTORS, LDC ("RGC") and (i) each of the investors (the "CURRENT INVESTORS") set forth on the execution pages hereof (the "EXECUTION PAGES") and (ii) each of the investors (the "SUBSEQUENT INVESTORS" and together with the Current Investors, the "ADDITIONAL INVESTORS") set forth on the Execution Pages which may hereafter be appended to this Supplement in accordance with Section 7 hereof.

         WHEREAS:

         A. The Company and RGC are parties to a Securities Purchase Agreement dated as of March 27, 1997 (the "ORIGINAL SECURITIES PURCHASE AGREEMENT" and as supplemented by this Supplement, the "SECURITIES PURCHASE AGREEMENT") pursuant to which the Company sold to RGC, and RGC purchased from the Company, 6,000 shares of the Company's Series H Convertible Preferred Stock ("SERIES H STOCK");

         B. Contemporaneous with their execution and delivery of the Original Securities Purchase Agreement, the Company and RGC executed and delivered a Registration Rights Agreement, in the form attached as Exhibit B to the Securities Purchase Agreement (the "ORIGINAL REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Company agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws;

         C. The Original Securities Purchase Agreement contemplates the sale by the Company of up to an additional 14,000 shares of Series H Stock thereunder and the Company desires to sell to each Additional Investor, and each Additional Investor desires to purchase from the Company, pursuant to and upon the terms and conditions stated in the Securities Purchase Agreement, such number of shares of the Company's Series H Stock as are set forth on the Execution Page hereof executed by such Additional Investor, up to an aggregate of 14,000 shares;

         D. Contemporaneous with the execution and delivery of this Supplement, the Company, RGC and the Current Investors are executing and delivering (or will execute and deliver in the case of the Subsequent Investors) a Supplement to the Registration Rights Agreement, in the form attached hereto as Exhibit A (the Original Registration Rights Agreement as supplemented thereby, being hereinafter referred to as the "REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Company has agreed to extend to the Additional Investors the benefits, rights and obligations set forth in the Original Registration Rights Agreement.

         E. All other capitalized terms used herein and not otherwise defined in this Supplement shall have the meanings set forth in the Original Securities Purchase Agreement.

         NOW, THEREFORE, the Company, RGC and the Additional Investors hereby agree to amend and supplement the Original Securities Purchase Agreement as follows:

1. DEFINITIONS. The definitions of the following terms contained in the Original Securities Purchase Agreement are amended as follows:

        (a) "RGC" shall mean RGC International Investors, LDC.

        (b) "PURCHASERS" shall be deemed to include RGC and each of the Additional Investors.

        (c) "PREFERRED SHARES" shall mean all of the shares of Series H Stock purchased by the Purchasers pursuant to the Securities Purchase Agreement (whether on the initial Closing Date or on an Additional Closing Date (as defined in Section 1(e)(ii) of the Securities Purchase Agreement)).

        (d) "ADDITIONAL INVESTORS," "CURRENT INVESTORS," "SUBSEQUENT INVESTORS," "SECURITIES PURCHASE AGREEMENT" and "REGISTRATION RIGHTS AGREEMENT" shall have the meanings set forth in the recitals to this Supplement.

        (e) "SEC DOCUMENTS" shall have the meaning set forth in the Original Securities Purchase Agreement but shall include all reports, schedules, forms, statements and other documents filed by the Company with the SEC pursuant to the Exchange Act prior to the date of the Additional Closing contemplated by Section 1(b) of the Securities Purchase Agreement.

2. Section 1 of the Original Securities Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  "1.      PURCHASE AND SALE OF PREFERRED SHARES.

        (a) Purchase of Preferred Shares by RGC. On the Closing Date (as defined below), subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to RGC and RGC severally agrees to purchase from the Company, such number of Preferred Shares as is set forth on RGC's signature page hereto. The purchase price (the
"PURCHASE PRICE") per Preferred Share at such closing shall be equal to One Thousand Dollars ($1,000.00) and the aggregate purchase price for all of the Preferred Shares to be purchased by RGC shall be Six Million Dollars ($6,000,000.00). For the avoidance of doubt, in no event shall RGC be required to purchase more than the number of Preferred Shares being subscribed for hereunder by RGC as set forth on RGC's Execution Page. The Company may sell up to Fourteen Million Dollars ($14,000,000.00) of additional Preferred Shares, at One Thousand Dollars ($1,000.00) per Preferred Share, at the additional closings (the "ADDITIONAL CLOSINGS") contemplated by Sections 1(b) and 1(c) below.

        (b) Purchase of Preferred Shares by Current Investors. The Purchase of the Preferred Shares by the Current Investors may take place at an Additional Closing; PROVIDED, HOWEVER, that such Additional Closing may not occur after May 7, 1997. On such Additional Closing Date, subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to each Current Investor purchasing Preferred Shares on such Additional Closing Date and each Current Investor purchasing Preferred Shares on such Additional Closing Date severally agrees to purchase from the Company, such number of Preferred Shares as is set forth on such Current Investor's signature page hereto. The purchase price per Preferred Share at such Additional Closing shall be equal to the Purchase Price. For the avoidance of doubt, in no event shall any Current Investor be required to purchase more than the number of Preferred Shares being subscribed for hereunder by such Current Investor as set forth on such Current Investor's Execution Page.

        (c) Purchase of Preferred Shares by Subsequent Investors. The purchase of the Preferred Shares by the Subsequent Investors may take place at one or more Additional Closings; PROVIDED, however, that no Additional Closing may occur after June 19, 1997 or if the additional conditions set forth in Section 1(f) hereof for such Additional Closing are not satisfied. On each such Additional Closing Date, subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to each Subsequent Investor purchasing Preferred Shares on such Additional Closing Date and each Subsequent Investor purchasing Preferred Shares on such Additional Closing Date severally agrees to purchase from the Company, such number of Preferred Shares as is set forth on such Subsequent Investor's signature page hereto. The purchase price per Preferred Share at each such Additional Closing shall be equal to the Purchase Price and the aggregate purchase price for all of the Preferred Shares to be purchased by the Subsequent Investors shall not exceed Seven Million Dollars ($7,000,000).

        (d) Form of Payment. On the Closing Date or Additional Closing Date (as applicable), the Purchaser shall pay the aggregate Purchase Price for the Preferred Shares being purchased by such Purchaser at such closing by wire transfer to the Company, in accordance with the Company's written wiring instructions, against delivery of duly executed certificates representing the Preferred Shares being purchased by the Purchaser hereunder and the Company shall deliver such certificates against delivery of such aggregate Purchase Price.

        (e) Closing Date and Additional Closing Date.

                (i) Subject to the satisfaction (or waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the date and time of the issuance and sale of the Preferred Shares to RGC pursuant to this Agreement (the "CLOSING DATE") was at 12:00 noon eastern time on March 31, 1997. This closing occurred at the offices of Foley, Hoag & Eliot, LLP, One Post Office Square, Boston MA 02109.

        (ii) Subject to the satisfaction (or waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the date, place and time of each issuance and sale of Preferred Shares to an Additional Investor pursuant to this Agreement (each, an "ADDITIONAL CLOSING DATE") shall be on such date as may be mutually agreed upon by the Company and such Additional Investor."

        (f) Additional Closing Conditions With Respect to Sales to Subsequent Purchasers. If (i) a Subsequent Investor has not been approved in writing by State Capital Market Group, Ltd. and (ii) the average of the Closing Bid Prices (as defined in the Certificate of Designation) for the Common Stock for the five
(5) trading days immediately preceding an Additional Closing Date is not greater than or equal to $4.50 per share, the Company may not sell Preferred Shares to a Subsequent Investor; PROVIDED, HOWEVER, that the restriction contained in clause
(ii) of this sentence shall not apply to the first three thousand (3,000) Preferred Shares sold by the Company to Subsequent Investors.

        3. Sections 6 and 7 of the Original Securities Purchase Agreement are amended and restated in their entireties to read as follows:

                  "6.      CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

        The obligation of the Company hereunder to issue and sell the Preferred Shares to RGC on the Closing Date or to the Additional Investors on the Additional Closing Date is subject to the satisfaction, at or before the Closing Date or Additional Closing Date (as applicable), of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

        (a) The applicable Purchaser shall have executed the signature page to the this Agreement and the Registration Rights Agreement, and delivered the same to the Company.

        (b) The applicable Purchaser shall have delivered the Purchase Price for the Preferred Shares purchased in accordance with Section 1(c) above.

        (c) The representations and warranties of the applicable Purchaser shall be true and correct as of the date when made and as of the Closing Date (solely in the case of RGC) or the Additional Closing Date (solely in the case of the Additional Investors) as though made at that time (except for representations and warranties that speak as of a specific date), and the applicable Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the applicable Purchaser at or prior to the Closing Date (solely in the case of RGC) or the Additional Closing Date (solely in the case of the Additional Investors). (d) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

        7. CONDITIONS TO EACH PURCHASER'S OBLIGATION TO PURCHASE.

        The obligation of each Purchaser hereunder to purchase the Preferred Shares to be purchased by it on the Closing Date or Additional Closing Date (as applicable) is subject to the satisfaction of each of the following conditions, provided that these conditions are for each Purchaser's sole benefit and may be waived by a Purchaser at any time in the Purchaser's sole discretion:

        (b) The Company shall have executed the signature page to this Agreement and the Registration Rights Agreement, and delivered the same to such Purchaser.

        (c) The Certificate of Designation shall have been accepted for filing with the Secretary of State of the State of Delaware and a copy thereof certified by the Secretary of State of Delaware shall have been delivered to such Purchaser.

        (d) The Company shall have delivered duly executed certificates (in such denominations as such Purchaser shall request) representing the Preferred Shares being so purchased to such Purchaser in accordance with Section 1(c) above.

        (e) The Common Stock shall be authorized for quotation on NASDAQ and trading in the Common Stock (or NASDAQ generally) shall not have been suspended by the SEC or NASD.

        (f) The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date (solely in the case of RGC) and Additional Closing Date (solely in the case of the Additional
Investors) as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date (solely in the case of RGC) and Additional Closing Date (solely in the case of the Additional Investors). Such Purchaser shall have received a certificate, executed by the chief executive officer of the Company, dated as of the Closing Date (in the case of the certificate to be delivered to RGC) or the Additional Closing Date (in the case of the certificate to be delivered to the Additional Investors) to the foregoing effect and as to such other matters as may be reasonably requested by such Purchaser.

        (g) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

        (h) Such Purchaser shall have received the officer's certificate described in Section 3(c) above, dated as of the Closing Date (in the case of the certificate to be delivered to RGC) or the Additional Closing Date (in the case of the certificate to be delivered to the Additional Investors).

        (i) Such Purchaser shall have received an opinion of the Company's counsel, dated as of the Closing Date (in the case of the opinion to be delivered to RGC) or the Additional Closing Date (in the case of the opinion to be delivered to the Additional Investors), in form, scope and substance reasonably satisfactory to the Purchaser and in substantially the form of Exhibit C attached hereto.

        (j) The Company shall have executed, and shall have delivered evidence reasonably satisfactory to the Purchasers that the Company's transfer agent has agreed to act in accordance with, the irrevocable instructions in the form attached hereto as Exhibit D."

4. Section 3 of the Original Securities Purchase Agreement is hereby amended to add at the end of the ninth word thereof: "(which representations and warranties shall be true and correct as of the date hereof and as of the Closing Date and each Additional Closing Date)".

5. Except as expressly supplemented and/or modified herein, the terms of the Original Securities Purchase Agreement shall continue in full force and effect (including, without limitation, the terms of Section 4(e)). This Supplement may only be modified with the consent of the Company, RGC and each Additional Investor.

6. In the event that an Additional Closing shall not have occurred on or before May 7, 1997, unless the Company, RGC and the Current Investors agree otherwise, this Supplement shall terminate at the close of business on such date and shall be of no further force or effect.

7. A Subsequent Investor shall become a party to the Securities Purchase Agreement upon execution of an Execution Page by such Subsequent Investor on or before June 19, 1997. Upon execution, such Subsequent Investor shall be entitled to all of the benefits conferred thereby and shall be subject to all of the obligations thereunder.

         IN WITNESS WHEREOF, the undersigned Investor, RGC and the Company have caused this Supplement to be duly executed as of the date first above written. This signature page constitutes an Execution Page under the Securities Purchase Agreement.

INVESTOR:

CREDIT SUISSE FIRST BOSTON CORPORATION


--------------------------------------
By:
Name:
Title:


RESIDENCE:   New York

ADDRESS:
                  Credit Suisse First Boston Corporation
                  11 Madison Avenue
                  New York, NY 10010
                  Telecopy:_(212) 325-6519
                  Attn: Allan D. Weine

AGGREGATE SUBSCRIPTION AMOUNT

         Number of Preferred Shares:              4,000
                                                 ------
         Purchase Price:                    $ 4,000,000
                                            -----------


PALOMAR MEDICAL TECHNOLOGIES, INC.



----------------------------------
By:
Name:
Title:


RGC INTERNATIONAL INVESTORS, LDC



--------------------------------
By:
Name:
Title:

         IN WITNESS WHEREOF, the undersigned Investor, RGC and the Company have caused this Supplement to be duly executed as of the date first above written. This signature page constitutes an Execution Page under the Securities Purchase Agreement.

INVESTOR:

CC INVESTMENTS, LDC


-----------------------------
By:      CSS Corporation Ltd.
         Corporate Secretary

         By:
         Name:
         Title:


RESIDENCE:  Cayman Islands

ADDRESS:
                  CC Investments, LDC
                  c/o Citco Fund Services (Cayman Islands) Ltd.
                  Corporate Center, West Bay Road
                  P.O. Box 31106
                  SMB Grand Cayman, Cayman Islands

AGGREGATE SUBSCRIPTION AMOUNT

         Number of Preferred Shares:                   3,000
         Purchase Price:                          $3,000,000

PALOMAR MEDICAL TECHNOLOGIES, INC.

         By:
         Name:
         Title:


RGC INTERNATIONAL INVESTORS, LDC

         By:
         Name:
         Title: